Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re Seal123, Inc. *et al*

Case No. 15-10081 (CSS)
Reporting Period: 6/1/2015 to 6/30/2015

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee before the end of the following month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x		
Schedule of Bank Accounts with Book Balances	MOR-1a	x		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1b		x	
Schedule of Professional Fees Paid	MOR-1c	x		
Copies of bank statements				
Cash disbursements journals				
Statement of Operations	MOR-2	x		
Balance Sheet	MOR-3	x		
Status of Postpetition Taxes	MOR-4	x		
Copies of IRS Form 6123 or payment receipt				
Copies of tax returns filed during reporting period				
Summary of Unpaid Postpetition Debts	MOR-4	x		
Listing of aged accounts payable	MOR-4	x		
Debtor Questionnaire	MOR-5	x		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

____
Signature of Debtor

____
Date

____
Signature of Joint Debtor

____
Date

Signature of Authorized Individual*

July 25, 2015
Date

Bill Langsdorf
Printed Name of Authorized Individual

Chief Executive Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Seal123, Inc. et al

Case No. 15-10081 (CSS)
Reporting Period: 6/1/2015 to 6/30/2015

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD JUNE 1 to JUNE 30, 2015

MOR -1

	Seal123, Inc.	Seal123 Retail	Seal123 Catalog	Seal123 GC	Total Company
Cash Receipts					
Cash and checks ** see note below	105	-	-	-	105
Credit card	-	-	-	-	-
Other	-	-	-	-	-
Total receipts	105	-	-	-	105
Cash Disbursements					
Advertising	-	-	-	-	-
Benefits/Medical	-	-	-	-	-
Freight out	-	-	-	-	-
Merchandise	-	-	-	-	-
Other ** See note below	723	-	-	-	723
Payroll	-	-	-	-	-
Rent	-	-	-	-	-
Sales tax	-	-	-	-	-
Temp help	-	-	-	-	-
Total disbursements	723	-	-	-	723
Gen & Admin Expense					
Net Operating Cash Flow	(618)	-	-	-	(618)
Non-operating Professional Fees	-	-	-	-	-
Capital Expenditure	-	-	-	-	-
Letter of credit	-	-	-	-	-
Total Non-operating disbursements	-	-	-	-	-
Net Cash Flow	(618)	-	-	-	(618)
Disbursements for calculating US Trustee Quarterly Fees:					
Total disbursements	723	-	-	-	723
US Trustee Fees*	5	0	0	0	6

*US Trustee fees reflected in the table above are subject to change as disbursements by debtor reflect only one month of the quarter.

** Cash receipts reflect check received in connection with rejection of contracts pursuant to Docket No. 478. "Other" cash disbursements reflect $676,785.71 paid to Houlihan Lokey, financial advisor and investment banker to the debtors, for 50% of their earned 'deal fee', plus consulting pay for the CEO/CRO and miscellaneous other admin costs.

In re Seal123, Inc. et al Case No. 15-10081 (CSS)
Reporting Period: 6/1/2015 to 6/30/2015
Schedule of Bank Accounts with Book Balances
Bank Account CONSOLIDATED Seal123, Inc. Seal123 Retail Seal123 Catalog Seal123 GC
Cash - Seal123, Inc. 6,778 6,778 -   -   -
Cash - BofA Inv (Cash collateralized LCs) (Note A) 1,669 1,669 -   -   -
8,447 8,447 -   -   -
Note A: reflects standby letters of credit of $1.621 million, cash collateralized at 103%

In re Seal123, Inc. et al Case No. 15-10081 (CSS)
Reporting Period: 6/1/2015 to 6/30/2015
Declaration Regarding the Status of Bank Reconciliations of the Debtors In re Seal123, Inc. et al
1 I am the Chief Executive Officer for Seal123, Inc. et al, the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.
2 All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with former employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of these facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.
3 To the best of my knowledge, all of the Debtors’ bank balances as of June 30, 2015 have been reconciled in an accurate and timely manner.
Dated July 25, 2015 Respectfully submitted,
Bill Langsdorf
Title: Chief Executive Officer

In re Seal123, Inc. et al

Case No. 15-10081 (CSS)
Reporting Period: 6/1/2015 to 6/30/2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses
Donlin, Recano & Company, Inc.	1/15/15 - 1/31/15	225	The Wet Seal, Inc.	563729	2/19/2015	176	49	176	49
Klee, Tuchin, Bogdanoff & Stern, LLP	1/15/15 - 1/31/15	234	The Wet Seal, Inc.	15026	3/27/2015	220	14	220	14
Paul Hastings, LLP	1/15/15 - 1/31/15	64	The Wet Seal, Inc.	15027	3/27/2015	64	0	64	0
Young, Conaway, Stargatt & Taylor, LLP	1/15/15 - 1/31/15	60	The Wet Seal, Inc.	15029	3/27/2015	55	5	55	5
Womble, Carlyle, Sandridge & Rice, LLP	1/15/15 - 2/28/15	14	The Wet Seal, Inc.	15085	3/31/2015	14	0	14	0
FreedMaxick	1/28/15 - 2/5/15	39	The Wet Seal, Inc.	14973	3/17/2015	29	10	29	10
Klee, Tuchin, Bogdanoff & Stern, LLP	2/1/15 - 2/28/15	297	The Wet Seal, Inc.	15187	4/10/2015	287	10	507	24
Young, Conaway, Stargatt & Taylor, LLP	2/1/15 - 2/28/15	71	The Wet Seal, Inc.	15186	4/10/2015	64	7	119	12

Note: Reflects payments to professionals through 4/14/2015. As of 4/15/2015, the date of the closing of the asset sale, and through 6/30/2015, all professional fees have been paid by buyer.

In re Seal123, Inc. et al
MOR - 2
Debtor Income Statement-By Entity
For the Month Ended June 30, 2015

Case No. 15-10081 (CSS)
Reporting Period: 6/1/2015 to 6/30/2015

Unaudited	*CONSOLIDATED* *Actual*	01 Seal123, Inc. *Actual*	02 Seal123 Retail *Actual*	03 Seal123 Catalog *Actual*	04 Seal123 GC *Actual*
Sales	-	-	-	-	-
Cost of Sales					
Buying	-	-	-	-	-
Planning/Allocation	-	-	-	-	-
Warehouse	-	-	-	-	-
Occupancy	-	-	-	-	-
Total Cost of Sales	-	-	-	-	-
Gross Profit (Loss)	-	-	-	-	-
Gross Profit (Retail)	-	-	-	-	-
S,G & A					
Selling-Store Expense	-	-	-	-	-
Selling-Field Support	-	-	-	-	-
Gen & Admin Expense * See note below	723	723	-	-	-
Total S,G&A Expenses	723	723	-	-	-
Operating (Loss) Income	(723)	(723)	-	-	-
Interest Exp, Net	-	-	-	-	-
Other Income ** see note below	105	105			
(Loss) Inc Cont Ops Before Tax	(618)	(618)	-	-	-
Inc Tax Provision	-	-	-	-	-
(Loss) Inc from Cont Ops	(618)	(618)	-	-	-
Net Inc(Loss) Disc Ops	-	-	-	-	-
Net (Loss) Inc	(618)	(618)	-	-	-

* Includes $676,785.71 paid to Houlihan Lokey, financial advisor and investment banker to the debtors, for 50% of their earned 'deal fee', plus consulting pay for CEO/CRO and miscellaneous other admin costs.
** Other Income reflects check received in connection with rejection of contracts pursuant to Docket No. 478.

In re Seal123, Inc. et al Case No. 15-10081 (CSS)
MOR - 3 Reporting Period: 6/1/2015 to 6/30/2015
Balance Sheet-By Entity-Condensed
June, 2015
Consolidated Actual Seal123, Inc. Actual Seal123 Retail Actual Seal123 Catalog Actual Seal123 GC Actual
Assets
Current Assets:
Cash And Cash Equivalents 8,447 8,447 -   -   -
Liabilities And Stockholders’ (Deficit) Equity
Stand-by letters of credit 1,621 1,621
Total Liabilities 1,621 1,621 -   -   -
Stockholders’ (Deficit) Equity: Paid-In Capital 6,827 6,827
Total Stockholders’ (Deficit) Equity 6,827 6,827 -   -   -
Total Liabilities And Stockholders’ Equity 8,447 8,447 -   -   -

In re Seal123, Inc. et al Case No. 15-10081 (CSS)
Reporting Period: 6/1/2015 to 6/30/2015
STATUS OF POSTPETITION TAXES (See * Note below)
(In thousands)
Seal123, Inc. et al
Federal Beginning Tax Liability Amount Withheld or Accrued Amount Paid Ending Tax Liability
Withholding -   -   -   -
FICA-Employee -   -   -   -
FICA-Employer -   -   -   -
Total Federal Taxes -   -   -   -
State and Local
Withholding -   -   -   -
Sales -   -   -   -
Unemployment -   -   -   -
Income -   -   -   -
Personal Property -   -   -   -
Total State and Local -   -   -   -
Total Taxes -   -   -
SUMMARY OF UNPAID POSTPETITION DEBTS (See * Note below)
Gen & Admin Expense
Number of Days Past Due
Current 0-30 31-60 61-90 Over 90 Total
Accounts Payable -   -   -   -   -   -
Wages Payable -   -   -   -   -   -
Taxes Payable -   -   -   -   -   -
Rent/Leases-Building -   -   -   -   -   -
Professional Fees -   -   -   -   -   -
Total Postpetition Debts -   -   -   -   -   -
*Note: Summary schedule of post-petition taxes and summary schedule of post-petition debts reflect that buyer assumed operating tax liabilities for activity after the closing of the asset sale on 4/15/2015. Therefore, tax liabilities incurred by buyer post-closing of the asset sale are excluded. No remaining liability shown; taxes paid or to be paid by the buyer.

In re Seal123, Inc. et al Case No. 15-10081 (CSS)
Reporting Period: 6/1/2015 to 6/30/2015
DEBTOR QUESTIONNAIRE
Must be completed each month Yes No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X See note below
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below. X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. X
*Note for answer #5 above: a new DIP checking account (last 4 digits 9632) at Bank of America was opened in June to replace the existing DIP checking account (last 4 digits 9922), also at Bank of America, which was closed in June. The change in accounts was necessary to move the debtor from a “large corporate account” to an account without the fees and services associated with large corp accounts.